www.parallaxhealthsciences.com
OTCQB: PRLX

Wellness realized.

Parallax Health Sciences

Investor presentation

March 2019

Outcome-driven
connected healthcare

EMPOWER
the patient

IMPROVE
patient outcomes

REDUCE
costs

Parallax Health Sciences

Enabling remote patient monitoring and improving Point of Care diagnostics

1. **What we do**
We increase patient adherence to medical and pharmaceutical regimens

2. **How we do it**
A revolutionary and patented software platform called Parallax Care™ that connects care providers and patients to maintain health therapies, prescriptions and regimens are on track while at the same time reducing costs.

3. **Why we do it**
Our technology addresses non-adherence human behavior and solves the financial and health problems caused by it. We assist patients to achieve their maximum potential health by managing and creating **good health outcomes.**

Safe harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created thereby. All statements in this document and in the Subscription Agreement or Confidential Private Placement Memorandum other than statements of historical fact contained herein, including, without limitation, statements regarding Parallax Health Sciences, Inc. (the "Company") future financial position, business strategy, plans and objectives, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expects," "intends," "plans," "projects," "estimates," "anticipates," or "believes" or the negative thereof or any variation thereon or similar terminology or expressions. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, those factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 and its other filings and submissions with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements.

This presentation is not an offer to sell nor a solicitation of an offer to buy securities. Any offer or sale of securities would be made by means of an offer memorandum containing detailed information about the company, management and the securities. In addition, no offer, sale or solicitation is being made in any jurisdiction in which such offer, sale or solicitation would be prohibited.

Acceptance of the opportunity to continue to review this presentation constitutes agreement with the following: Any reproduction or distribution of these materials, or any related materials, in whole or in part, or any of their contents, to any other person, is prohibited. Additionally, you acknowledge that you are aware of the restrictions and liabilities imposed by the federal securities laws and regulations of the United States on persons possessing material non-public information about the Company, and your agreement to comply with, and cause your representatives to comply with, all such laws, including, without limitation, laws prohibiting any person who has received material non-public information concerning an issuer or its affiliates from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You understand and agree that directly or indirectly trading in the Company's common stock or securities deriving their value from the price of the Company's common stock is specifically prohibited.

Technologies, processes, methods, solutions, services and products discussed herein are protected all or in part by patents and patents pending in the United States and internationally.

Offering summary

THE COMPANY
Parallax Health Sciences, Inc. a Nevada corporation

OFFERING SIZE
Up to $6 million and no less than $1.25 million

UNITS
Each Unit comprises one share of Common Stock (trading symbol "PRLX") and one warrant to purchase one share of Common Stock at $0.25 per share ("Warrant").

PURCHASE PRICE
$0.125 per Unit

SHARES OF COMMON STOCK UNDERLYING UNITS OFFERED BY THE COMPANY
49,000,000 shares

SHARES OF COMMON STOCK OUTSTANDING
160,483,141 shares as of March 15, 2019*

* *Not including 104,900,476 shares of Common Stock underlying all preferred stock, derivatives and convertible debt.*

SHARES OF COMMON STOCK TO BE OUTSTANDING AFTER COMPLETION OF THIS OFFERING
209,483,141 shares if all the Units being offered are sold

SHARES OF COMMON STOCK OWNED BY OUR DIRECTORS AND EXECUTIVE OFFICERS
Our directors and executive officers beneficially own in the aggregate 21,032,489 shares, or 13.11%, of our total outstanding common stock, and 90,000 shares, or 8.88%, of our total outstanding preferred stock, as of March 15, 2019, on an undiluted basis*. Our officers, directors and employees have indicated that they intend to purchase up to approximately $350,000 in Units in this offering.

WARRANTS
Holders shall receive 100% Warrant coverage of the amount of Common Stock purchased. Each Warrant will entitle the holder to purchase one share of PRLX's Common Stock at an exercise price of $0.25 per share for a term of three years. The exercise price for the Warrants shall be subject to adjustment for stock splits, stock dividends and other similar events.

INVESTOR QUALIFICATION
Units are being offered and will be sold solely to investors who are "accredited investors" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Each investor will be required to make representations regarding such investor's status as an accredited investor and other appropriate representations in a Subscription Agreement, including that such investor has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Units.

MINIMUM INVESTMENT
$25,000.00†

† *The Company reserves the right to accept less; minimum investment is set at 200,000 Units.*

USE OF PROCEEDS
To fund commercialization of Parallax Care™ Outcomes Platform, PCOM, repayment of debt, and general corporate purposes.

Summary

Parallax Health Sciences, Inc. is at the forefront of outcome-driven, integrated digital healthcare, delivering scalable connected products and services on an interoperable platform

Parallax Care™ & Outcomes Platform

- Software as a service and mobile applications, with the goal of:
  - Reducing medication and medical regimen non-adherence
  - Reducing the cost of chronic disease management
- 14 patents and patents-pending† with 100+ invented claims
- 25 FDA-cleared tests and FDA-cleared desktop analyzer (handheld version in development)

† For additional information on patents and patents pending see https://parallaxcare.com/patents

FotoDigm®

Parallax's patent pending FotoDigm® Machine Face Recognition and data extraction, management and secure transmission technology is bundled with Parallax's patented and game-changing Intrinsic Code™ behavioral data-driven outcomes technology that enables:

- Connect to wearables, medical devices, and electronic medical record (EMR) systems.
- Integrated with Parallax Care Outcomes Platform and provides data capture utility

Outcomes Optimization

Parallax has developed technology that can intervene to optimize outcomes through **health goal management:**

- Create a data stream to measure any goal
- Intervene with tactics to effectuate behavioral change using proprietary applied behavioral technology
- Improve outcomes

Point of Care Diagnostics and SPARKS Mobile™

- FDA-cleared free-standing desktop diagnostic device specifically designed to reside in the primary care physician office
- Measures 25 FDA-cleared diagnostic markers with relevance in cardiac care, drug abuse prevention, infectious diseases detection and other medical conditions by analyzing blood and urine samples collected by the physician
- Allows doctors to participate in the revenue stream associated with annual diagnostics performed on patient base
- Provides results in 10 minutes or less
- Second generation SPARKS Mobile™ portable handheld device is smaller, faster and lower cost
- To be completed before commercialization include design and build, then certification

Currently, the **Parallax Care & Outcomes Platform is the Company's near term focus.** Should adequate funds be available from this offering, the Company hopes to use a small portion of the proceeds budgeted for Research and Development to fund the remaining development of the SPARKS Mobile device.

Patented Parallax Care™ platform technology reduces the costs of care.

Improve care • **Empower** patients • **Reduce** costs

Investment highlights

- Platform technology with patented infrastructure provides scalable business model in a market that costs an estimated $1 trillion in total healthcare costs related to chronic healthcare treatment (Source: Milken Institute)
- Solution for medication non-adherence addressing an estimated $100 billion to $300 billion cost in US market alone (Source: National Institute of Health)
- Solutions for therapy regimen adherence applied to chronic disease management, including COPD, asthma, heart disease, diabetes, autism, and addiction
- Solutions to change human behavior through applied behavioral analytics and proprietary technology platform
- Revolutionary data capture capability with FotoDigm® technology
- Strong intellectual property patents protected in global marketplace
- Increased acceptance and financial incentives now provided by payers for doctors, nursing and hospital reimbursements for the use of telehealth

Upcoming milestones

OPERATIONS

1Q 2019	Introduce business-to-consumer offering for RPM for Parallax Communications
2Q 2019	Build-out of the Parallax Care™ EHR and Cognitive AI outcomes platform
2H 2019	Launch patented Compass™ mobile app for autism
2Q 2020	Finish design & build of first-generation SPARKS Mobile™ and submit to FDA for 510(k) clearance

CORPORATE

Completed	Resume trading on OTCQB
2H 2019	Up-list to NYSE American or NASDAQ

FINANCIAL

4Q 2019	Achieve cash flow break-even

Intellectual property

US PATENTS AND APPLICATIONS†
US9573990, US9588114, US8920725, US9170258, US14/212429, US12/769036, US14/979742, US14/979889

GRANTED FOREIGN ASSETS†
CN 101558302, HK 1137813, IN 279743, MO J001298, GB2526749, WO2014144749A1, AU 2014228758

Worldwide patent coverage



† For additional information on patents and patents pending see https://parallaxcare.com/patents

‡ Available under license from Montecito Biosciences, Ltd. Patent applications seeking protection to be filed by Montecito Biosciences, Ltd.

- Patents, trademarks and licenses are in order, well-documented, applicable to the product and/or technology, and secured with clear ownership
- Patents secure significant barrier to entry
- Patents cover Behavioral Diagnostics and Remote Patient Monitoring IP
- Platform and data monetization
- Licensing revenue streams opportunities
- Portfolios have potential out-licensing opportunities as well as identified infringement* in marketplace.

** Parallax will not fund any Intellectual Property litigation from this offering*

Patent families

PLATFORM FOR DATA-DRIVEN OUTCOMES
Behavioral outcomes optimization, goal mastery, and interventional technology that applies applied behavioral analytics to improve adherence to medical and pharmaceutical regimens

REMOTE MEDICATION DELIVERY SYSTEMS
Remote patient care that enables the adherence of pharmaceuticals based and cognitive systems; technology logistics for the delivery of just-in-time dosage units with alerts and automation tools for authentication and physical dispensing of pill, liquid, topical, and injectable medications

METHOD TO IDENTIFY DRUGS MOIETY OR DIAGNOSTICS ‡
Method for identifying a binding agent or epitope for use in drug design, drug targeting or diagnostics

METHOD TO PRODUCE A PLURALITY OF ISOLATED ANTIBODIES TO A PLURALITY OF COGNATE ANTIGENS ‡
Present invention relates to a method for producing high affinity antibodies that are antigen-specific

PORTABLE APPARATUS FOR IMPROVED SAMPLE ANALYSIS
Present invention is an improved apparatus for sample analysis; apparatus employs an assay component containing a membrane having one or a plurality of analyte-specific binding agents attached thereto, a means for absorbing liquid, and a piston means for drawing analytes through said membrane into said means for absorbing liquid.

METHOD TO DETERMINE IMMUNE STATUS OF A SUBJECT ‡
Present invention is a method for using levels of soluble clusters of differentiation (CD) proteins, or cell surface-localized CD proteins extracted from T lymphocytes for determining the immune status of a subject

FLOW-THROUGH TESTING SYSTEM WITH PRESSURE INDICATOR ‡
Device for performing immunoassays on analytes is provided; device includes an immunosorbent membrane, an absorbent material, a piston component located below said absorbent material to draw analytes in a sample through the immunosorbent membrane into the absorbent material, and discrete groups of pressure-sensitive microcapsules located on the immunosorbent membrane

REMOTE USER MONITORING SYSTEM
Remote patient care system for the management of consumer regimens through monitoring, sensing including smells, biometrics, location including the use optical character recognition from computer interfaces and machine face recognition

Telehealth market challenges

Chronic disease management costs the US healthcare system chronic healthcare treatment costs an estimated $1 trillion[1]

Data storage[2]

Systems that disconnect and lack interoperability[3]

Data Analytics in healthcare systems is underappreciated[4]

[1] (2012): "Public Health and Chronic Disease: Cost Savings and Return on Investment"; Milken Institute: "The Economic Burden of Chronic Disease"

[2] Health IT Analytics (2017): "Top 10 Challenges of Big Data Analytics in Healthcare"

[3] Healthtech Magazine (2018): "A Lack of Interoperability Limits Telehealth's Potential"

[4] NEJM Catalyst (May 4, 2017): "Using it or Losing it? The Case for Data Scientists Inside Healthcare"

Our technology solutions

Parallax Care™ provides the solution to chronic disease management

FotoDigm® captures data from compatible data generating devices

Systems integration

- Flexibility
- Interoperability
- Patient-centric care
- Intelligent economics
- Transparent service
- Value-centric care

Systems accountability

- Flexibility
- Agnostic compatibility
- Interoperable
- Accountable
- Increased return on investment

Parallax Care™ creates data-driven outcomes.

Our competition

Company	Biometric Monitoring[1]	EHR API[2] Integration	Outcomes Optimization	Goal Mastery & Tracking
Parallax Care™	✓	✓	✓	✓
Vivify Health	✓	✓	✗	✗
Trapollo	✓	✓	✗	✗
Philips Healthcare	✓	✗	✗	✗
Honeywell	✓	✗	✗	✗
Optum	✓	✓	✗	✗
Mercy Care	✓	✓	✗	✗

Parallax Care™ is the ONLY solution to deliver:

✓ **Reduction of cost-related medication and medical regimen non-adherence**
Patented outcomes technology

✓ **Behavioral diagnostics that reduce costs of chronic disease management**
Patented diagnostics and patent-pending FotoDigm® data capture

[1] Data is captured from wearables and other medical devices

[2] API – Application Programming Interface

Annual direct healthcare costs of behavioral health problems

1 of 3
adults are affected by obesity

$147 billion

1 of 7
adults use tobacco

$170 billion

1 of 4
adults consume an excessive amount of alcohol alcohol

$249 billion

Poor medication adherence

As high as
$289 billion

$147 billion
+ $170 billion
+ $249 billion
+ $289 billion
+ All 0ther costs

$1+ trillion

Estimated total U.S. healthcare costs related to chronic healthcare treatment

Centers for Disease Control and Prevention (2018): "Health and Economic Costs of Chronic Diseases"
Centers for Disease Control and Prevention : "Current Cigarette Smoking Among Adults in the United States"
Center for Medicare and Medicaid Services (2016): "National Health Expenditure Data"
Annals of Internal Medicine® (2012): "Interventions to Improve Adherence to Self-administered Medications for Chronic Diseases in the United States: A Systematic Review"
Milken Institute: "The Economic Burden of Chronic Disease"

The solution

Parallax Care™
Outcomes Platform

The doctor prescribes remote patient care



Then, the patient follows our process

1. **Install Compass™ mobile application**
   To be available on Apple App Store (iOS) and Google Play (Android).
2. **Select device**
   Works with any FDA-cleared/FDA-approved medical device.
3. **Start remote patient care**
   From any device to any network.

a Compass™ Mobile Data Mall

- Test your body on proprietary platform
- Connect to biometric devices
- Third party tests
- Access to medical records.

b Set any goal

- Measure results
- FotoDigm® data capture
- API

c Parallax Care™ Secure Cloud Platform

- Data-driven outcomes
- Applied behavioral analytics (ABA)
- Intellectual property

d Attain goals

- Patented goal mastery platform
- Provides caregivers with real-time data

Interventions

EMS

Phone calls with doctor

Goal adjustment

Stratification

Improved patient outcomes

FotoDigm®

Parallax's unique solution for data capture

FOTODIGM



Gone are the days when patients need to connect each biometric device to WiFi or cellular.

A simple picture is all you need.

Introducing FotoDigm®.

FotoDigm® is a revolutionary data capture technology that enables data to be captured from any device using optical capture technology that connects to digital displays and administration panels.

Patient ease of use

- Weigh in
- Open App
- Take photo
- Data captured, integrated and sent to doctor

Vitals monitoring made easy

FotoDigm® is an integrated, interoperable proprietary platform that allows third-party plug-and-play interface.

- Extract data from any FDA-cleared/FDA-approved device
- Secure data transmission in compliance with HIPPA
- Promotes data-driven outcomes

Parallax Care™ and FotoDigm®

Track and monitor any measurable goal

Data capture from any device

Pull data from any device or platform interface
Screenshot on PC or cell phone

Data integration

Data validation and patient verification
Data shared with doctor via any electronic health record (EHR) system

Analysis

Provide detailed analysis of healthcare data to determine doctor prescribed regimen

Secure mobile delivery

Doctor prescribed care coordination services
Alerts and management of data with patent-pending interventional systems



FOTODIGM



Outcome Optimization

Data- and AI-powered alerts and scheduling

Viewable on the patient's mobile device

Parallax Care™ and FotoDigm®

Outcomes Optimization

FOTODIGM

1 **Patient's EHR**
For use by the patient's doctor

2 **Data-specific**
Partner search crawler

3 **The Intrinsic Code™**
Patient-centric, optimized-outcome,
data driven, augmented intelligence platform

Fotodigm® and Compass™ app



- Patient downloads Compass™ app at point of care following overdose and discharge
- Monitoring device used to track patient's biometrics and location
- Integrates several systems to assist physicians and patients
- Remote patient monitoring and prescription filling
- Accessible
- Reduces costs and improves care
- Alerts monitored by clinicians at telehealth support center

FOTODIGM

Population health from collected data

Patient stratification management & behavioral expertise



Active Goals Status - My Profiles
100%
50%
0%
Wellness
Stress
Performance
Sleep
Blood Pressure
Heart Rate
Respiration Rate
SPO2
Activity Level
ECG
Hydration
BMI
Body Fat
Skin Temp
Altitude
Steps
Fall Detection
Total of 136 Active Goals
Total Goals - My Profiles
317
Total Goals
181 Archived Goals
136 Active Goals
My Profiles
Name | Age | No. of active goals | Total Mastered Goals | No. of Linked Users
Judie Smith | 36 years, 2 months | 5 | 13 | 3
Corey Fields | 28 years, 5 months | 94 | 11 | 3
Lucy McKenzie | 22 years, 0 months | 42 | 29 | 3
Willie Curtis | 24 years, 9 months | 65 | 12 | 3

- Population health management console
- View individual's or group's health
- Integrated with Parallax Care™ platform
- Provides detailed reporting
- Interfaces with biometric measurement devices
  - Weight
  - Blood oxygen
  - Pulse
  - Heart rate
  - Activity
  - Others

The "hidden asset" is the data we collect

- Reduces non-adherence to medical regimen
- Behavioral diagnostics
- Interventional technology

Compass™
Customizable mobile app

- To be available for iOS or Android as a free download
- All customized apps have the same features
- Mobile applications customized for chronic disease management
  - Asthma
  - COPD
  - Heart disease
  - Autism
  - Diabetes
  - Addiction
- Integrated behavioral technology provides for:
  - Goal setting
  - Goal attainment monitoring
  - Goal mastery
  - Regression from goal mastery
- Alerts and interventions based on doctors' recommended therapy and regimen



Goal Details
Get dressed independently, including all fasteners except tying shoes.
Did Judie successfully complete this step today?
Yes
No
3/04/16 Baseline set
3/13/16 Entry - 3 squares

Compass™

Compass™
Industry-first cognitive AI applications

Integrating cognitive AI (CogAI) consumer solutions

The HPS solution provides actionable outputs through CogAI, so shared decisions can be made and delivered to dramatically improve health


Artificial intelligence
Assets
Partners


Financial
Referrals
Care team
Value-based care gaps
Coordination of care
App coordination
Community networking
Health concierge
Connected health records
Connected devices
Care planning
AI-driven population health improvement
Health and lifestyle planning
Health and wellness IoT
Digital devices
Services and deals
Vitamins, supplements and other products

Outcome Optimization

- Medication adherence
- Addiction
- COPD
- Chronic disease management
- Heart disease
- Asthma
- Diabetes
- Autism
- Anxiety

Parallax Care™ and Outcomes Platform

Sales and marketing initiatives

- Developed software as a service (SaaS) distribution model
- Web-based marketing
- B2B sales initiatives directly to doctors, hospitals, and nurses

Customer targets

Through direct-to-consumer PCOM

Doctors
Parallax Care™ for Doctors

Hospitals
Hospital Readmission Reduction Solution

Nurses
Parallax Care™ for Nursing

Our process

1. Listen
2. Confirm and understand
3. Complete solution
4. Deliver the hardware
5. Stay on it

Parallax leadership



Paul Arena

CEO & DIRECTOR

July 2017 - Present

- 30+ years senior executive
- Proven track record of building enterprises into multiple nine-digit valued public companies
- Commercialized several new technology products



Nathaniel T. Bradley

CTO & DIRECTOR

January 2017 - Present

- 20+ years tech executive
- Former CEO/CTO of AudioEye, Inc. (NASDAQ: **AEYE**)
- Founder of mobile marketing company Hipcricket, Inc. ($480 million market capitalization)
- Patent inventor

Calli Bucci

CFO & DIRECTOR

2012 - Present

- 25 years accounting and public company management experience
- Bachelor of Science, UC Berkeley

E. William Withrow Jr.

DIRECTOR

2012 - Present

- 20 years financial investment experience
- 24 years professional logistician for the US Navy; retired with rank of Captain

John Ogden

DIRECTOR

2016 - Present

- 35 years experience in corporate finance and business development
- UK licensed barrister

Dr. David Stark

PRESIDENT

2018 – Present

Parallax Diagnostics, Inc.

- More than 20 years in healthcare R&D, clinical research, regulatory affairs, and marketing

Dr. Sylvan Waller

ADVISOR

2018 – Present

- 18 years of medical, financial management, business operations and executive leadership experience

Parallax Care™ and Outcomes

Hospital readmissions

1 of 5

Medicare patients are readmitted within 30 days

The most common reason for unplanned readmission was

surgical site infection

Avoidable readmissions cost Medicare

$17 billion annually

According to one study, annual post index hospitalization costs for patients with cirrhosis

$73,252 with a 30-day readmission

$62,053 readmitted beyond 30 days

$5,719 not readmitted

NCBI (2018): "Incidence and cost analysis of hospital admission and 30-day readmission among patients with cirrhosis"

Parallax Care™ and Outcomes

Drug Abuse Statistics Estimates.

41,997 (115 per day)
Oestimate of average number of people who died from opioid-related overdoses in 20116.

2 million
Estimate of number of people who had an opioid misuse disorder in 2016.

17,029
people died from common prescription opioid overdoses in 2017.

Over 10,000
people are estimated to have died from synthetic opioid overdoses (excluding methadone). In 2017

948,000
people reporting using heroin in 2017.

170,000
people used heroin **for the first time in 2017**

15,469
people died from heroin overdoses.

CDC: "U.S. drug overdose deaths continue to rise; increase fueled by synthetic opioids"; US Department of Health and Human Services (2016)
NIH (2019) overdose Death Rates

The solution: FotoDigm® and Compass™ app

- Patients download Compass™ app at point of care following overdose and discharge
- Monitoring device is used to track patient's biometrics and location
- Remote patient monitoring and prescription filling
- **Prescription use control and physician guidance**
- Reduces costs and improves care

Problems with traditional lab-based testing

- ✖ Requires clinical personnel who are trained in clinical laboratory sciences
- ✖ Rapid test results are not available
- ✖ Inflexible testing setting
- ✖ Higher health cost compared to POCT
- ✖ Longer length of stay in a healthcare facility

Center for Disease Control (2019)
https://www.cdc.gov/niosh/topics/bbp/sharps.html
BMJ Global Health (2016): "Addressing the challenges of diagnostics demand and supply
Medical Laboratory Observer (2018): "The pros and cons of point-of-care testing vs laboratory testing"

The solution:

Parallax's Proprietary Devices: Digital POC Remote Diagnostics



Desktop
Analyzer



Flow-Through Rapid Test
Parallax diagnostic test
Parallax handheld
spectrometry device

- ✓ 25 FDA-cleared diagnostics markers for cardiac, drug abuse, infectious diseases, medical conditions, and other specialty markets
- ✓ Blood- and urine-based assays allow for POC
- ✓ Results for low-cost assays are immediate
- ✓ FDA-cleared desktop analyzer, with handheld spectrometry device planned to launch in mid-2019
- ✓ Physicians can participate in diagnostic revenue
- ✓ Revenue from 2 different licensing streams:
  - Data-driven outcomes
  - Diagnostic platform
- ✓ No near-term investment in manufacturing



Parallax
Cartridge in Reader

Next-generation mobile system

- ✓ High-reimbursement patent-protected tests
- ✓ Multiple tests per cartridge
- ✓ Results expected in 10 – 12 minutes
- ✓ Portable
- ✓ Multi-wavelength spectral reflectance
- ✓ Spectroscopy
- ✓ Barcode scanner
- ✓ Printer port
- ✓ Wireless data transfer
- ✓ Smartphone functionality
- ✓ Low cost

Problems with legacy networks

- Legacy systems and upgrades are costly which diverts resources
- Integration of new solutions can be burdensome on both customers and employees
- Competition who upgrade have a market advantage
- Information silos
- Cost and complex operations

Belden (2017): "5 Impacts a Legacy Network Has on Your Business"; ComTech (2017): "The Risks of Outdated Technology: Why Legacy Systems Cost You More Than You Realize"

Legacy network systems:

Radio: 2G, 3G, 4G, future 5G

Support software: Business and operations support software (B/OSS); enterprise resource planning / applications (ERP/APPs)

The solution: Parallax Communications (PCOM)

The leading remote patient care mobile virtual network operator

Complete software platform enabling real-time:

- ✓ Market and product management
  Rapid entry and innovation
- ✓ Unified account management
  Multi-channel access and control
- ✓ Policy management
  Control and present new service offers
- ✓ Online real-time charging
  Unbundle retain and drive ARPU
- ✓ Predictive analytics "insights"
  Reporting, artificial intelligence, machine learning
- ✓ Connectivity and access



The patient
Sales, marketing, customer service, subscribers, dealers, employees
Legacy systems
Integrated API
FOTODIGM
Data-driven decisions
Reliable Evidence Based Outcomes Optimization Technology (REBOOT)

Corporate information

Financial information

All financial filings are current.

Financial year end	December 31
OTC market tier	OTCQB
Stock symbol	PRLX
Year of incorporation	2005

Q3-2018 FINANCIAL RESULTS

Gross revenue	$	10,749
Operating expenses	$	5,202,944
Gains from debt reduction	$	28,010,564
Other expenses	$	3,725,601
Net income+	$	19,077,261

+ *Net income derived from gains on reduction of debt. Not indicative of typical results.*

Targeting cash flow break-even by end of 2019

Corporate address

1327 Ocean Avenue, Suite B, Santa Monica, CA 90401

Capital structure and securities

SHARE STRUCTURE as of February 5, 2019

Issued and outstanding	160.5 million
Fully Diluted	265.4 million
Underlying conversion of preferred shares	34.9 million
Underlying conversion of debt*	30.9 million
Options†	18.0 million
Warrants outstanding‡	21.0 million
Total authorized shares	500.0 million

** Of which underlying debt for 28.8 million matures within 12 months; and underlying debt for 2.1 million matures in 2021.*
† Of which 8.5 million are vested, and 9.5 million vest periodically over the next 28 months; 4 million expire in 2020, 13 million in 2022 and 1 million in 2023.
‡ Of which 6 million expire within 12 months; 11 million expire in 2021, and 4 million expire in 2022/2023

INSIDE HOLDERS OF SECURITIES & INSIDER INVESTMENT

58% **of issued and outstanding common stock**
86% **of issued and outstanding preferred stock**
80% **of investment to date**

CONTACT FOR MORE INFORMATION

Paul R. Arena, CEO & Director **+1 (404) 915 8449 • paul@parallaxcare.com**
Calli R. Bucci, CFO & Director **+1 (310) 592 9235 • callib@parallaxhealthsciences.com**

Summary

Parallax Health Sciences, Inc. is at the forefront of outcome-driven, integrated digital healthcare, delivering scalable connected products and services on an interoperable platform

Parallax Care™ & Outcomes Platform

- Software as a service and mobile applications, with the goal of:
  - Reducing medication and medical regimen non-adherence
  - Reducing the cost of chronic disease management
- 14 patents and patents-pending† with 100+ invented claims
- 25 FDA-cleared tests and FDA-cleared desktop analyzer (handheld version in development)

† For additional information on patents and patents pending see https://parallaxcare.com/patents

FotoDigm®

Parallax's patented FotoDigm® Machine Face Recognition and data extraction, management and secure transmission technology is bundled with Parallax's patented and game-changing Intrinsic Code™ behavioral data-driven outcomes technology that enables:

- Connect to wearables, medical devices, and electronic medical record (EMR) systems.
- Integrated with Parallax Care Outcomes Platform and provides data capture utility

Outcomes Optimization

Parallax has developed technology that can intervene to optimize outcomes through **health goal management:**

- Create a data stream to measure any goal
- Intervent with tactics to effectuate behavioral change using proprietary applied behavioral technology
- Improve outcomes

Patented Parallax Care™ platform technology reduces the costs of care.

Investment highlights

- Platform technology with patented infrastructure provides scalable business model in a market that costs an estimated $1 trillion in total healthcare costs related to chronic healthcare treatment (Source: Milken Institute)
- Solution for medication non-adherence addressing an estimated $100 billion to $300 billion cost in US market alone (Source: National Institute of Health)
- Solutions for therapy regimen adherence applied to chronic disease management, including COPD, asthma, heart disease, diabetes, autism, and addiction
- Solutions to change human behavior through applied behavioral analytics and proprietary technology platform
- Revolutionary data capture capability with FotoDigm® technology
- Strong intellectual property patents protected in global marketplace
- Increased acceptance and financial incentives now provided by payers for doctors, nursing and hospital reimbursements for the use of telehealth

Upcoming milestones

OPERATIONS

1Q 2019	Introduce business-to-consumer offering for RPM for Parallax Communications
2Q 2019	Build-out of the Parallax Care™ EHR and Cognitive AI outcomes platform
2H 2019	Launch patented Compass™ mobile app for autism
2Q 2020	Finish design & build of first-generation SPARKS Mobile™ and submit to FDA for 510(k) clearance

CORPORATE

Completed	Resume trading on OTCQB
2H 2019	Up-list to NYSE American or NASDAQ

FINANCIAL

4Q 2019	Achieve cash flow break-even

Improve care • **Empower** patients • **Reduce** costs